                                                                 Exhibit (e)(4)

                                SERVICE REQUEST

                            AIG CORPORATE INVESTOR

                               -----------------

                             AMERICAN GENERAL LIFE

                               -----------------

AIG CORPORATE INVESTOR- FIXED OPTION

   .   Division 301 - AGL Declared Fixed Interest Account

AIG CORPORATE INVESTOR - VARIABLE DIVISIONS

AIM Variable Insurance Funds

   .   Division 802 - AIM V.I. International Growth

The Alger American Fund

   .   Division 849 - Alger American Leveraged AllCap

   .   Division 843 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

   .   Division 825 - VP Value

Credit Suisse Trust

   .   Division 850 - Small Cap Core I

Fidelity Variable Insurance Products

   .   Division 851 - VIP Asset Manager

   .   Division 840 - VIP Contrafund

   .   Division 838 - VIP Equity-Income

   .   Division 852 - VIP Freedom 2020

   .   Division 853 - VIP Freedom 2025

   .   Division 854 - VIP Freedom 2030

   .   Division 839 - VIP Growth

   .   Division 844 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

   .   Division 845 - VIP Franklin Small Cap Value Securities

   .   Division 855 - VIP Franklin U.S. Government

   .   Division 856 - VIP Mutual Shares Securities

   .   Division 857 - VIP Templeton Foreign Securities

Janus Aspen Series

   .   Division 821 - International Growth

   .   Division 823 - Mid Cap Growth

MFS Variable Insurance Trust

   .   Division 820 - MFS VIT New Discovery

   .   Division 818 - MFS VIT Research

Neuberger Berman Advisers Management Trust

   .   Division 824 - AMT Mid-Cap Growth

   .   Division 858 - AMT Socially Responsive

Oppenheimer Variable Account Funds

   .   Division 859 - Oppenheimer Balanced

   .   Division 846 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

   .   Division 860 - PIMCO VIT CommodityRealReturn Strategy

   .   Division 836 - PIMCO VIT Real Return

   .   Division 835 - PIMCO VIT Short-Term

   .   Division 837 - PIMCO VIT Total Return

Pioneer Variable Contracts Trust

   .   Division 861 - Pioneer Mid Cap Value VCT

Putnam Variable Trust

   .   Division 814 - Putnam VT Diversified Income

   .   Division 815 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

   .   Division 862 - ST Aggressive Growth

   .   Division 863 - ST Balanced

VALIC Company I

   .   Division 864 - International Equities

   .   Division 805 - Mid Cap Index

   .   Division 801 - Money Market I

   .   Division 865 - Nasdaq-100 Index

   .   Division 866 - Science & Technology

   .   Division 827 - Small Cap Index

   .   Division 806 - Stock Index

Van Kampen Life Investment Trust

   .   Division 867 - LIT Growth and Income

Vanguard Variable Insurance Fund

   .   Division 833 - VIF High Yield Bond

   .   Division 834 - VIF REIT Index

AGLC102678                                                   Rev1007

[LOGO of AIG(R) AMERICAN GENERAL]                    Variable Universal Life
                                                   Insurance Service Request

                                          Complete and return this request to:
                                            Variable Universal Life Operations
American General Life Insurance          PO Box 4880 . Houston, TX. 77210-4880
Company ("AGL")                             (800) 340-2765 or Hearing Impaired
A member company of American                 (TDD) (888) 436-5258 . Fax: (713)
  International Group, Inc.                                           620-6653

[_] POLICY         1.  POLICY #: _______________________ Insured: ______________________________
    IDENTIFICATION

    COMPLETE THIS      Address: _____________________________________ New Address (yes) (no)
    SECTION FOR
    ALL REQUESTS.      Primary Owner (If other than an insured): _____________________________

                       Address: _____________________________________ New Address (yes) (no)

                       Primary Owner's S.S. No. or Tax I.D. No. __________
                       Phone Number: (    )_____-_____

                       Joint Owner (If applicable): ___________________________________

                       Address: ______________________________________ New Address (yes) (no)


[_] NAME CHANGE           2.  Change Name Of: (Circle One)        Insured  Owner  Payor  Beneficiary

Complete this section if      Change Name From: (First, Middle, Last)   Change Name To: (First, Middle, Last)
the name of one of the
Insured, Owner, Payor or
Beneficiary has changed.
(Please note, this does
not change the Insured,       ____________________________________      ____________________________________
Owner, Payor or               Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy
Beneficiary designation).     of legal proof)

[_] CHANGE IN        3.  INVESTMENT DIVISION                                  PREM%    DED%
    ALLOCATION           (301) AGL Declared Fixed Interest Account          ______% ______%
    PERCENTAGES          AIM Variable Insurance Funds
                         (802) AIM V.I. International Growth                ______% ______%
Use this section to      The Alger American Fund
indicate how             (849) Alger American Leveraged AllCap              ______% ______%
premiums or monthly      (843) Alger American MidCap Growth                 ______% ______%
deductions are to        American Century Variable Portfolios, Inc.
be allocated. Total      (825) VP Value                                     ______% ______%
allocation in each       Credit Suisse Trust
column must equal        (850) Small Cap Core I                             ______% ______%
100%; whole numbers      Fidelity Variable Insurance Products
only.                    (851) VIP Asset Manager                            ______% ______%
                         (840) VIP Contrafund                               ______% ______%
                         (838) VIP Equity-Income                            ______% ______%
                         (852) VIP Freedom 2020                             ______% ______%
                         (853) VIP Freedom 2025                             ______% ______%
                         (854) VIP Freedom 2030                             ______% ______%
                         (839) VIP Growth                                   ______% ______%
                         (844) VIP Mid Cap                                  ______% ______%
                         Franklin Templeton Variable Insurance Products
                         Trust
                         (845) VIP Franklin Small Cap Value Securities      ______% ______%
                         (855) VIP Franklin U.S. Government                 ______% ______%
                         (856) VIP Mutual Shares Securities                 ______% ______%
                         (857) VIP Templeton Foreign Securities             ______% ______%
                         Janus Aspen Series
                         (821) International Growth                         ______% ______%
                         (823) Mid Cap Growth                               ______% ______%
                         MFS Variable Insurance Trust
                         (820) MFS VIT New Discovery                        ______% ______%
                         (818) MFS VIT Research                             ______% ______%
                         Neuberger Berman Advisers Management Trust
                         (824) AMT Mid-Cap Growth                           ______% ______%
                         (858) AMT Socially Responsive                      ______% ______%
                         Oppenheimer Variable Account Funds
                         (859) Oppenheimer Balanced                         ______% ______%
                         (846) Oppenheimer Global Securities                ______% ______%
                         PIMCO Variable Insurance Trust
                         (860) PIMCO VIT
                         CommodityRealReturn Strategy                       ______% ______%
                         (836) PIMCO VIT Real Return                        ______% ______%
                         (835) PIMCO VIT Short-Term                         ______% ______%
                         (837) PIMCO VIT Total Return                       ______% ______%
                         Pioneer Variable Contracts Trust
                         (861) Pioneer Mid Cap Value VCT                    ______% ______%
                         Putnam Variable Trust
                         (814) Putnam VT Diversified Income                 ______% ______%
                         (815) Putnam VT Int'l Growth and Income            ______% ______%
                         SunAmerica Series Trust
                         (862) ST Aggressive Growth                         ______% ______%
                         (863) ST Balanced                                  ______% ______%
                         VALIC Company I
                         (864) International Equities                       ______% ______%
                         (805) Mid Cap Index                                ______% ______%
                         (801) Money Market I                               ______% ______%
                         (865) Nasdaq-100 Index                             ______% ______%
                         (866) Science & Technology                         ______% ______%
                         (827) Small Cap Index                              ______% ______%
                         (806) Stock Index                                  ______% ______%
                         Van Kampen Life Investment Trust
                         (867) LIT Growth and Income                        ______% ______%
                         Vanguard Variable Insurance Fund
                         (833) VIF High Yield Bond                          ______% ______%
                         (834) VIF REIT Index                               ______% ______%
                         Other: ___________________________                 ______% ______%
                                                                               100%    100%

AGLC102678                   Page 2 of 5                     Rev1007

[_] MODE OF          4.  Indicate frequency and premium amount desired: $ ______ Annual $
    PREMIUM              ______ Semi-Annual $ ______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE

Use this section to                         $ ______ Monthly (Bank Draft Only)
change the billing
frequency and/or         Indicate billing method desired:______ Direct Bill _____
method of premium        Pre-Authorized Bank Draft (attach a Bank Draft Authorization
payment. Note,           Form and "Void" Check)
however, that AGL
will not bill you        Start Date: ____ / ____ / ____
on a direct monthly
basis. Refer to
your policy and its
related prospectus
for further
information
concerning minimum
premiums and
billing options.

[_] LOST POLICY      5.  I/we hereby certify that the policy of insurance for the listed
    CERTIFICATE          policy has been ____ LOST ____ DESTROYED ____ OTHER.

Complete this            Unless I/we have directed cancellation of the policy, I/we
section if applying      request that a:
for a Certificate
of Insurance or             _____ Certificate of Insurance at no charge
duplicate policy to
replace a lost or           _____ Full duplicate policy at a charge of $25
misplaced policy.
If a full duplicate      be issued to me/us. If the original policy is located, I/we will
policy is being          return the Certificate or duplicate policy to AGL for
requested, a check       cancellation.
or money order for
$25 payable to AGL
must be submitted
with this request.
[_] DOLLAR COST      6.  Day of the month for transfers ____________ (Chose a day of the
    AVERAGING (DCA)      month between 1-28) Frequency of transfers: ______ Monthly
    ($5,000 MINIMUM      ______ Quarterly ______ Semi-Annually ______ Annually
    BEGINNING            DCA to be made from the following investment option: ____
    ACCUMULATION
    VALUE)               Transfer: $ ___________________________ ($100 minimum, whole dollars only)



An amount can be        (301) AGL Declared Fixed Interest Account          $____________
systematically          AIM Variable Insurance Funds
transferred from any    (802) AIM V.I. International Growth                $____________
one investment option   The Alger American Fund
and directed to one or  (849) Alger American Leveraged AllCap              $____________
more of the investment  (843) Alger American MidCap Growth                 $____________
options at right. The   American Century Variable Portfolios, Inc.
AGL Declared Fixed      (825) VP Value                                     $____________
Interest Account is     Credit Suisse Trust
not available for DCA.  (850) Small Cap Core I                             $____________
Please refer to the     Fidelity Variable Insurance Products
prospectus for more     (851) VIP Asset Manager                            $____________
information on the DCA  (840) VIP Contrafund                               $____________
option.                 (838) VIP Equity-Income                            $____________
                        (852) VIP Freedom 2020                             $____________
NOTE: DCA is not        (853) VIP Freedom 2025                             $____________
available if the        (854) VIP Freedom 2030                             $____________
Automatic Rebalancing   (839) VIP Growth                                   $____________
option has been chosen. (844) VIP Mid Cap                                  $____________
                        Franklin Templeton Variable Insurance Products
                        Trust
                        (845) VIP Franklin Small Cap Value Securities      $____________
                        (855) VIP Franklin U.S. Government                 $____________
                        (856) VIP Mutual Shares Securities                 $____________
                        (857) VIP Templeton Foreign Securities             $____________
                        Janus Aspen Series
                        (821) International Growth                         $____________
                        (823) Mid Cap Growth                               $____________
                        MFS Variable Insurance Trust
                        (820) MFS VIT New Discovery                        $____________
                        (818) MFS VIT Research                             $____________
                        Neuberger Berman Advisers Management Trust
                        (824) AMT Mid-Cap Growth                           $____________
                        (858) AMT Socially Responsive                      $____________
                        Oppenheimer Variable Account Funds
                        (859) Oppenheimer Balanced                         $____________
                        (846) Oppenheimer Global Securities                $____________
                        PIMCO Variable Insurance Trust
                        (860) PIMCO VIT
                        CommodityRealReturn Strategy                       $____________
                        (836) PIMCO VIT Real Return                        $____________
                        (835) PIMCO VIT Short-Term                         $____________
                        (837) PIMCO VIT Total Return                       $____________
                        Pioneer Variable Contracts Trust
                        (861) Pioneer Mid Cap Value VCT                    $____________
                        Putnam Variable Trust
                        (814) Putnam VT Diversified Income                 $____________
                        (815) Putnam VT Int'l Growth and Income            $____________
                        SunAmerica Series Trust
                        (862) ST Aggressive Growth                         $____________
                        (863) ST Balanced                                  $____________
                        VALIC Company I
                        (864) International Equities                       $____________
                        (805) Mid Cap Index                                $____________
                        (801) Money Market I                               $____________
                        (865) Nasdaq-100 Index                             $____________
                        (866) Science & Technology                         $____________
                        (827) Small Cap Index                              $____________
                        (806) Stock Index                                  $____________
                        Van Kampen Life Investment Trust
                        (867) LIT Growth and Income                        $____________
                        Vanguard Variable Insurance Fund
                        (833) VIF High Yield Bond                          $____________
                        (834) VIF REIT Index                               $____________
                        Other: ___________________________                 $____________
                        ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC102678                   Page 3 of 5                     Rev1007

[_] AUTOMATIC        7.  Indicate frequency: ______ Quarterly
    REBALANCING          ______ Semi-Annually ______ Annually

($5,000 minimum                (Division Name or Number)             (Division Name or Number)
accumulation value)
Use this section to      ______%: ____________________________ ______%: ____________________________
apply for or make        ______%: ____________________________ ______%: ____________________________
changes to               ______%: ____________________________ ______%: ____________________________
Automatic                ______%: ____________________________ ______%: ____________________________
Rebalancing of the       ______%: ____________________________ ______%: ____________________________
variable divisions.      ______%: ____________________________ ______%: ____________________________
Please refer to the      ______%: ____________________________ ______%: ____________________________
prospectus for more      ______%: ____________________________ ______%: ____________________________
information on the       ______%: ____________________________ ______%: ____________________________
Automatic                ______%: ____________________________ ______%: ____________________________
Rebalancing Option.      ______%: ____________________________ ______%: ____________________________

Note: Dollar Cost
Averaging is not         ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
available if the
Automatic
Rebalancing option
has been chosen.

[_]  AUTHORIZATION     8.  I ( or we, if Joint Owners) hereby authorize AGL to
     FOR TRANSACTIONS      act on telephone instructions or e-service
                           instructions, if elected, to transfer values among the
Complete this section      Variable Divisions and AGL Declared Fixed Interest
if you are applying        Account and to change allocations for future premium
for or revoking            payments and monthly deductions.
current telephone or
e-service privileges.

                           Initial the designation you prefer:

                           ____Policy Owner(s) only -- If Joint Owners, either one acting independently.

                           ____Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                           AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                           ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE
                           AUTHORIZATION.
                           ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE
                           AUTHORIZATION.

[_]  CORRECT AGE       9.  Name of Insured for whom this correction is submitted:
                           ________________________

Use this section to        Correct DOB: __/__/_____
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.


                       10.     (Division Name or Number)      (Division Name or Number)
[_] TRANSFER OF
    ACCUMULATED
    VALUES                 Transfer$______ or ______% from_____________ to ___________

Use this section if
you want to transfer       Transfer$______ or ______% from_____________ to ___________
money between
divisions. The             Transfer$______ or ______% from_____________ to ___________
minimum amount for
transfers is $500.00.      Transfer$______ or ______% from_____________ to ___________
Withdrawals from the
AGL Declared Fixed         Transfer$______ or ______% from_____________ to ___________
Interest Account to a
Variable Division may      Transfer$______ or ______% from_____________ to ___________
only be made within
the 60 days after a        Transfer$______ or ______% from_____________ to ___________
policy anniversary.
See transfer               Transfer$______ or ______% from_____________ to ___________
limitations outlined
in prospectus. If a        Transfer$______ or ______% from_____________ to ___________
transfer causes the
balance in any             Transfer$______ or ______% from_____________ to ___________
division to drop
below $500, AGL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.


AGLC102678                   Page 4 of 5                     Rev1007

[_] REQUEST FOR        11. ____ I request a partial surrender of $_______ or ______ % of the net cash
    PARTIAL SURRENDER/     surrender value.
    POLICY LOAN
                           _______ I request a loan in the amount of $

Use this section to        _______ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or          Unless you direct otherwise below, proceeds are allocated according to the
policy loan against        deduction allocation percentages in effect, if available; otherwise they
policy values. For         are taken pro-rata from the AGL Declared Fixed Interest Account and
detailed information       Variable Divisions in use.
concerning these two       _________________________________________________________
options please refer
to your policy and         _________________________________________________________
its related
prospectus. If             _________________________________________________________
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF          12. The taxable portion of the distribution you receive from your variable
    WITHHOLDING            universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of
Complete this section      state income tax may also be required by your state of residence. You may
if you have applied        elect not to have withholding apply by checking the appropriate box below.
for a partial              If you elect not to have withholding apply to your distribution or if you
surrender in               do not have enough income tax withheld, you may be responsible for payment
Section 11.                of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                           Check one: [_] I do want income tax withheld from this distribution.

                                      [_] I do not want income tax withheld from this distribution.

                           If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION/       13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number
    SIGNATURE              shown on this form is my correct taxpayer identification number and; (2)
                           that I am not subject to backup withholding under Section 3406(a)(1)(c) of
Complete this section      the Internal Revenue Code. The Internal Revenue Service does not require
for ALL requests.          your consent to any provision of this document other than the certification required to avoid backup withholding.

                          Dated at ___________________ this ______ day of _____,__________________.
                                     (City, State)
                          X                                       X
                          --------------------------------        ------------------------------------
                          SIGNATURE OF OWNER                      SIGNATURE OF WITNESS

                          X                                       X
                          --------------------------------        ------------------------------------
                          SIGNATURE OF JOINT OWNER                SIGNATURE OF WITNESS

                          X                                       X
                          --------------------------------        ------------------------------------
                          SIGNATURE OF ASSIGNEE                   SIGNATURE OF WITNESS

AGLC102678                   Page 5 of 5                     Rev1007